Exhibit 99.1

CD International Enterprises to Utilize Two Recently Executed Trade Financing Agreements Providing for up to $2.8 Million in Credit Availability to Expand Magnesium and Commodities Distribution Businesses

DEERFIELD BEACH, FL--(December 4, 2012) - CD International Enterprises, Inc. (“CD International”) (OTCQB:CDII), a U.S. based company that produces, sources, and distributes industrial commodities in China and the Americas and provides business and financial corporate consulting services, today announced its intends to utilize two recently executed trade agreements providing for up to a total of $2.8 million in receivable and inventory based financing to expand its ongoing magnesium and commodities distribution businesses.

CD International is using one receivable financing facility of up to $2 million executed in October, 2012 between its International Magnesium Group (“IMG”) subsidiary and a finance organization based in Germany, to help leverage receivables from its International Magnesium Group’s global sales efforts.  The second purchase order credit facility of up to $800,000 executed in November, 2012 with a privately held financing organization based in Washington, D.C., will be used in support of its commodities distribution business in South America.  CD International has successfully drawn down on both financing facilities and management believes this available credit will help its operations opportunistically grow sales by leveraging its receivables and inventories.

Commenting on the announcement, Dr. James Wang, Chairman and CEO of CD International, stated, “We are pleased to have secured these credit facilities for our magnesium and commodities distribution businesses.  We believe that having this greater financial flexibility will help us to be more opportunistic in our sales efforts enabling us to accelerate our overall growth in these areas.  The ability to leverage our cash is critical for us especially in South America as we seek to rapidly grow our operations.”

About CD International Enterprises, Inc.

CD International Enterprises, Inc. (OTCQB: CDII), is a U.S. based company that produces, sources, and distributes industrial commodities in China and the Americas and provides business and financial corporate consulting services. Headquartered in Deerfield Beach, Florida with corporate offices in Shanghai, CD International's unique infrastructure provides a platform to expand business opportunities globally while effectively and efficiently accessing the U.S. capital markets. For more information about CD International, please visit http://www.cdii.net.

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, CD International Enterprises, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding our sales efforts and our operations in South America.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Contact:

Contact Information:
For the Company:
CD International Enterprises, Inc.
Richard Galterio
Investor Relations
Phone: 1-877-244-6257
Email:
richard.galterio@cdii.net